EXHIBIT 99.1

READING INTERNATIONAL 2024 ANNUAL MEETING OF STOCKHOLDERS DECEMBER 5, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS AGENDA I. WELCOME AND INTRODUCTIONS MARGARET Cotter Chair, Serving as Presiding Officer II. ESTABLISHMENT OF SATISFACTION OF MEETING PREREQUISITES (Satisfaction of Notice and Quorum Requirements); MEETING CALLED TO ORDER S. Craig Tompkins Executive Vice President and General Counsel, Serving as Annual Meeting Secretary III. REVIEW OF MEETING PROCEDURES S. Craig Tompkins Annual Meeting Secretary

2024 ANNUAL MEETING OF STOCKHOLDERS AGENDA IV. PRESENTATION OF PROPOSALS AND DISCUSSION; OPENING OF POLLS o Proposal 1 – To elect Five (5) Directors to serve until our Company’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified. o Proposal 2 – Independent Auditor Ratification – To ratify the appointment of Grant Thornton, LLP as our Company’s Independent Registered Public Accounting firm for the fiscal year ended December 31, 2024. o Proposal 3 – Advisory Vote on Executive Officer Compensation – To approve, on a non-binding, advisory basis, the executive compensation of our Named Executive Officers. o Proposal 4 – 2020 Stock Incentive Plan – To approve an amendment to the Reading International, Inc. 2020 Stock Incentive Plan to increase the number of Shares of Class A Stock reserved for issuance thereunder by an additional 3,500,000 Shares. o Proposal 5 – To transact such other business as may properly come before our Annual Meeting and any adjournment or postponement thereof. S. Craig Tompkins Annual Meeting Secretary

2024 ANNUAL MEETING OF STOCKHOLDERS AGENDA V. VOTING VI. REVIEW AND ANNOUNCEMENT OF PRELIMINARY VOTING RESULTS SYLVIA MORALES Computershare Inspector of Elections VII. ADJOURNMENT OF ANNUAL STOCKHOLDERS MEETING MARGARET Cotter Presiding Officer Chair VIII. MANAGEMENT PRESENTATION AND QUESTION & ANSWER SESSION Questions may be sent using the Meeting Text Function at any time during the meeting. Ellen M. Cotter President & Chief Executive Officer Gilbert Avanes Executive Vice President, Chief Financial Officer and Treasurer Andrzej J. Matyczynski Executive Vice President – Global Operations

DISCLAIMERS Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Although we believe our expectations expressed in such forward-looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in our Company’s filings with the Securities & Exchange Commission. This presentation is intended to summarize the projects on which we are working and our plan for moving our Company forward. The projects referred to are in their early stages and will be subject to various Governmental and Board approvals. Accordingly, no assurances can be given that the plans discussed herein will be achieved. We are a diversified international company and, for risk management and other business reasons, operate and hold our assets through and in various subsidiary entities. Accordingly, when using terms such as “we,” “our” or “us,” we are using such terms to include our Company on a consolidated basis and not to negate, undercut or adversely impact the legal separateness of such subsidiaries.

FINANCIAL RECONCILIATIONS We use EBITDA in the evaluation of our Company’s performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons: We believe that EBITDA is an accepted industry-wide comparative measure of financial performance. It is, in our experience, a measure commonly adopted by analysts and financial commentators who report upon the cinema exhibition and real estate industries, and it is also a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers, market expectations and our creditworthiness. It is widely accepted that analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States of America and it should not be considered in isolation or construed as a substitute for net income (loss) or other operations data or cash flow data prepared in accordance with generally accepted accounting principles in the United States of America for purposes of analyzing our profitability. The exclusion of various components, such as interest, taxes, depreciation, and amortization, limits the usefulness of these measures when assessing our financial performance, as not all funds depicted by EBITDA are available for management’s discretionary use. For example, a substantial portion of such funds may be subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time. EBITDA also fails to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs that, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced. Adjusted EBITDA. Using the principles we consistently apply to determine our EBITDA, we further adjust EBITDA for certain items we believe to be external to our core business and not reflective of our costs of doing business or results of operation. Such items may include (i) legal expenses relating to extraordinary litigation and (ii) any other items that can be considered non-recurring in accordance with the two-year SEC requirement for determining an item is non-recurring, infrequent or unusual in nature.

TWO BUSINESSES, THREE COUNTRIES

REAL ESTATE


US

UP TO 70,077 SF* Retail/office building in NYC

21,000 SF 75% interest in NYC cinema building (potential to build 96,000 SF)

14,000 SF 2 Off Broadway Live Theatre fee properties in NYC

350,000 SF Reading Viaduct Land/Bridgeworks, plus ancillary properties in Philadelphia, PA

24 ACRES Newberry Yard in Williamsport, PA. Held for sale

Our US Portfolio also includes other assets in Pennsylvania, Delaware and New Jersey tied to the historic rail company


AU

730,804 SF 3 mixed-use centers anchored by Reading Cinemas and 72 other third-party tenants. Cannon Park held for sale.

66,413 SF 1 parcel improved with Reading Cinemas

8,956 SF Office building in Melbourne CBD (one third-party tenant)


NZ

161,082 SF Mixed-use center anchored by Reading Cinemas, two surface parking lots and 2 other third-party tenants. Held for Sale.

59,869 SF 3 parcels improved with Reading Cinemas and 1 third-party tenant. One parcel held for sale.

CINEMA

US

15TH Largest Exhibitor**

19 Locations

193 Screens

BRANDS Angelika Film Center
Reading Cinemas
Consolidated Theatres

AU

4TH Largest Exhibitor**

29 Locations

210 Screens

BRANDS Reading Cinemas
Angelika Cinemas

NZ

3RD Largest Exhibitor**

9 Locations, including closed Courtenay Central

54 Screens

BRAND Reading Cinemas

* BOMA Measurement

** Location, screen count and Box Office Data are as of 9/30/24 and exclude joint ventures.

LONG-TERM MISSION STRATEGICALLY DRIVE THE DEVELOPMENT AND OPERATION OF OUR GLOBAL CINEMA & REAL ESTATE ASSETS TO CREATE LONG-TERM STOCKHOLDER VALUE. 2025 PRIORITIES 1) RETURN GLOBAL CINEMA BUSINESS TO PROFITABILITY ACROSS ALL THREE COUNTIRES 2) REDUCE GLOBAL DEBT & INTEREST EXPENSE 3) COMPLETE ASSET MONETIZATIONS TO SUPPORT OVERALL LIQUIDITY

COMMITTED TO SUSTAINING LONG-TERM STOCKHOLDER VALUE DUAL BUSINESS STRATEGY Pre-COVID: Our cinema cash flow supported real estate development. Through and post-COVID: Diverse real estate portfolio supported our Company when cinema cash flow diminished. INTERNATIONAL DIVERSIFICATION RDI maintains sizable operations and assets in three stable countries: AU, NZ & US. SOLID BALANCE SHEET Commercial property portfolio includes mixed-use centers, entertainment properties, office space and historic Reading Viaduct, resulting in almost $216 million in tangible real estate assets (valued at lower of cost or market) as of September 30, 2024. EXPERIENCED MANAGEMENT TEAM Management Team holds years of experience and expertise with a disciplined approach to growth and the navigation of multiple headwinds.

SYNERGISTIC DIVERSIFICATION SUPPORTS LONG-TERM VALUE Q3 2024 REAL ESTATE & CINEMA REVENUE (Diversified by business line and geography) US CINEMA 45.4% NZ PROPERTY 0.6% AU CINEMA 40.4% NZ CINEMA 6.2% US PROPERTY 2.4% AU PROPERTY 5.0% **Second Highest Total Revenues achieved for any third quarter since Q3 2019. Total segment revenue includes $1.2 million of Interco. Also, US Property only includes Net Revenues from Off Broadway Theatres.

SINCE Q1 2020, RDI HAS FACED MULTIPLE HEADWINDS. THE 2023 HOLLYWOOD STRIKES INTERRUPTED RDI’S RECOVERY FROM THE PANDEMIC. LACK OF U.S. FEDERAL FUNDING (Shuttered Venue/Paycheck Protection) 2023 HOLLYWOOD STRIKES COVID-19 PANDEMIC SUPPLY CHAIN ISSUES INCREASE IN INFLATION MATERIAL INCREASE IN GLOBAL INTEREST RATES INCREASED LABOR COSTS DEBT MATURITIES OFFICE SPACE LEASING SEISMIC ISSUES IMPROVED CAPITAL STRUCTURE Reduced global debt by 22% (or $60.9 million since 6/30/20). As of 9/30/24, our global debt was $215.0 million. We sold seven real estate assets generating $159 million in gross sale proceeds. As of today, we have classified four real estate assets as held for sale. STRENGTHENED KEY REAL ESTATE ASSETS Activated 44 Union Square with flagship Petco store, which opened June 2023. From Q1 2020 to Q3 2024, we executed a total of 88 Leases (new leases, renewals & extensions) in AU and NZ. IMPROVED CINEMA CASH FLOW Declined to extend leases for, and closed, five loss-making cinemas in US and one NZ cinema. Negotiated occupancy cost reductions for certain cinema leases. Licenses for Beer, Wine and/or Spirits for (i) 100% of US Cinemas, (ii) 83% AU Cinemas and (iii) 45% of NZ Cinemas. Launched F&B online and app ordering in AU, NZ and US. Launched new reward/loyalty programs. EXPANDED ANGELIKA BRAND Opened first international Angelika in AU in Q3 2023. In December 2019, acquired State Cinema in Tasmania. Launched new international Angelika website and app. Launched Free to Join Membership and Rewards programs in AU. Attained close to 150,000 Members in US to our Free to Join Angelika Membership, which launched in Q2 2022. ADDED NEW & UPGRADED EXISTING CINEMAS Since early 2019, added six new AU Reading Cinemas. Since Q1 2020, we have completed cinema renovations: two in US, one in AU cinema and one in NZ. REDUCED G&A Global corporate G&A infrastructure (cinema and real estate) reduced 15.2% from YTD September 2019 through YTD September 2024

GLOBAL ASSETS CURRENTLY HELD FOR SALE COURTENAY CENTRAL BUILDING, PLUS DEVELOPMENT SITES ON TORY ST. & WAKEFIELD ST. WELLINGTON, NZ CANNON PARK* TOWNSVILLE (QLD), AU FEE PROPERTY IMPROVED WITH READING CINEMA ROTORUA, NZ NEWBERRY YARD WILLIAMSPORT, PA *The Company recently signed a Heads of Agreement to sell Cannon Park, which is expected to close in the first half of 2025.

2024 GLOBAL INDUSTRY BOX OFFICE PANDEMIC REBOUND INTERRUPTED BY 2023 HOLLYWOOD STRIKES YTD NOV 2019 box office YTD NOV 2023 box office YTD NOV 2024 BOX OFFICE GLOBAL $36.1 Billion $29.0 Billion (down 20% vs. 2019) $25.0 Billion (down 31% vs. 2019) (down 14% vs. 2023) NORTH AMERICA $10.2 Billion $8.3 Billion (down 18% vs. 2019) $7.7 Billion (down 25% vs. 2019) (down 8% vs. 2023) AUSTRALIA AU$1.1 Billion AU $857.0 Million (down 19% vs. 2019) AU$804.6 Million (down 24% vs. 2019) (down 6% vs. 2023) NEW ZEALAND NZ$154.3 Million NZ$127.4 Million (down 17% vs. 2019) NZ$109.0 Million (down 29% vs. 2019) (down 14% vs. 2023)

RDI GLOBAL TOTAL REVENUE (CINEMA & REAL ESTATE) YTD SEPT 2020-2024 $62,841 YID SEP 2020 YID SEP 2021 $155,908 YID SEP2022 PANDEMIC RECOVERY INTERRUPTED BY 2023 HOLLYWOOD STRIKES $177,425 YID SEP 2023 2023 HOLLYWOOD STRIKES IMPACTED FMST HALF 2024, WITH BOX OFFICE REBOUND IN SECOND HALF 2024 $151,951 YID SEP 2024 **The Box Office of the third quarter of 2023 and first five months of 2024 negatively impacted by Hollywood Strikes due to movie release schedule changes and lack of any promotion and publicity by SAG talent. Source: Company SEC 10Q Filings.

RDI TOTAL REVENUE - BY QUARTER 2020-2024 PANDEMIC REBOUND INTERRUPTED BY 2023 HOLLYWOOD STRIKES IMPACTED BY IMPACTED BY hollywood IMPACTED BY hollywood STRIKES hollywood STRIKES STRIKES $21,307 $40,200 $45,807 $45,042 $3,422 $36,033 $64,511 $65,055 $46,890 $10,191 $31,803 $51,196 $66,563 $60,090 $15,021 $49,918 $47,207 $45,319 2021 2022 2023 2024 2021 2022 2023 2024 2021 2022 2023 2024 2021 2022 2023 2024 FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER (IN THOUSANDS) Source: Company SEC 10K and 10Q Filings.

RDI OPERATING INCOME (LOSS) - BY QUARTER 2020-2024 PANDEMIC REBOUND INTERRUPTED BY 2023 HOLLYWOOD STRIKES IMPACTED BY IMPACTED BY IMPACTED BY hollywood hollywood hollywood STRIKES STRIKES STRIKES ($13,977) ($11,780) ($7,880) ($7,531) ($22,195) ($12,532) ($1,572) $1,789 ($4,352) ($17,375) ($10,951) ($6,731) $1,019 ($246) ($14,703) ($4,332) ($8,403) ($6,958) 2021 2022 2023 2024 2020 2021 2022 2023 2024 2020 2021 2022 2023 2024 2020 2021 2022 2023 FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER (IN THOUSANDS) Source: Company SEC 10K and 10Q Filings.

RDI ADJUSTED EBITDA – BY QUARTER 2020-2024 PANDEMIC REBOUND INTERRUPTED BY 2023 HOLLYWOOD STRIKES IMPACTED BY IMPACTED BY IMPACTED BY hollywood hollywood hollywood STRIKES STRIKES STRIKES $36,732 ($7,003) ($2,835) ($3,960) ($16,921) $37,059 $7,692 $6,682 ($234) ($11,569) ($2,364) $3,858 $6,148 $2,939 ($7,775) $2,819 ($4,603) ($2,238) 2021 2022 2023 2024 2020 2021 2022 2023 2024 2020 2021 2022 2023 2024 2020 2021 2022 2023 FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER (IN THOUSANDS) *EBITDA includes proceeds from the sale of assets to create liquidity during Pandemic, including Manukau NZ assets, Auburn RedYard in Australia, Coachella land in California and Royal George Theater in Chicago. Source: Company SEC 10K and 10Q Filings.

RDI TOTAL CINEMA REVENUE (BOX OFFICE, F&B AND ANCILLARY) PANDEMIC REBOUND INTERRUPTED BY 2023 HOLLYWOOD STRIKES YTD SEPTEMBER 2020 – 2024 (in US Dollars) PANDEMIC RECOVERY & 2023 HOLLYWOOD SIRIKES** 2023 HOLLYWOOD STRIKES & BOX OFFICE REBOUND** $147,476 $79,580 $54,866 YID SEP 2023 $140,570 YID SEP 2020 YID SEP 2021 YID SEP 2022 YID SEP 2024 (IN THOUSANDS) **The Box Office of the third quarter of 2023 and first five months of 2024 negatively impacted by Hollywood Strikes due to movie release schedule changes and lack of any promotion and publicity by SAG talent. Source: Company SEC 10Q Filings.

KEY Q3 2024 METRICS STRONGEST SINCE Q4 2023 DEMONSTRATING IMPROVED OPERATIONS, DESPITE HEADWINDS $45,319 ($3,685) ($2,238) $45,052 ($7,531) ($3,960) $46,809 ($4,352) ($234) $60,090 ($246) $2,939 TOTAL REVENUE OPERATING INCOME (LOSS) ADJUSTED EBITDA TOTAL REVENUE OPERATING INCOME (LOSS) ADJUSTED EBITDA TOTAL REVENUE OPERATING INCOME (LOSS) ADJUSTED EBITDA TOTAL REVENUE OPERATING INCOME (LOSS) ADJUSTED EBITDA Q4 2023 Q1 2024 Q2 2024 Q3 2024 (IN THOUSANDS) Source: Company SEC 10K and 10Q Filings.

RDI’s US, AU, NZ CINEMA DIVISIONS Total Cinema Revenue (Box Office, F&B and Ancillary) In USD** YTD SEPTEMBER 2020 – 2024 $24,582 $33,858 $72,532 $90,058 $70,601 $24,942 $37,620 $63,797 $64,338 $60,612 $5,342 $8,102 $11,147 $11,335 $9,357 YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD YTD SEP SEP SEP SEP SEP SEP SEP SEP SEP SEP SEP SEP SEP SEP SEP 2020 2021 2022 2023 2024 2020 2021 2022 2023 2024 2020 2021 2022 2023 2024 US AU NZ (IN THOUSANDS) **From 9/30/2019 to 9/30/2024, (i) US screen count decreased by 18.9%, (ii) AU screen count increased by 31.4% and (iii) NZ screen count decreased by 4.3%. Source: Company SEC 10Q Filings.

2025 CAPITAL ALLOCATION PRIORITIES BALANCE SHEET SNAPSHOT AS OF SEPTEMBER 30, 2024 2025 CAPITAL ALLOCATION PRIORITIES Continue evaluating Real Estate Portfolio to generate liquidity through additional asset sales or refinance. Focus on debt paydown and interest expense reduction Build cash reserves Conservatively invest in guest experience and select new cinemas TOTAL ASSETS (BOOK VALUE) $495.7 million CASH & CASH EQUIVALENTS $10.1 million TOTAL DEBT OUTSTANDING $215.0 million STOCKHOLDERS’ EQUITY $4.6 million

OUR DIVERSE GLOBAL REAL ESTATE BUSINESS SUSTAINED US THROUGH FOUR-YEAR HEADWINDS AND NOW GETTING STRONGER

2025 GLOBAL REAL ESTATE STRATEGY

- Complete targeted asset sales to raise liquidity and reduce debt:
    - In New Zealand
        - Combined footprint of 3.7 acres across Reading Courtenay Central building and two development sites on Tory Street and Wakefield Street, located in the heart of Wellington's entertainment district
        - Land and cinema building improvements in Rotorua
    - In Australia, combined footprint of 408,372 SF of entertainment, F&B and retail properties in Townsville (QLD) known as Cannon Park
    - In US, 24-acre Newberry Yard in Williamsport, Pennsylvania (currently non-income producing)

- Similar to our approach with Auburn/Redyard and Invercargill, our asset sale strategy includes cinema leasebacks: Currently, we intend to take back cinema operations through leasebacks at each of our properties held for sale: (i) Townsville (QLD), (ii) Wellington (NZ) and (iii) Rotorua (NZ).

- Complete the leasing of 44 Union Square, our key NYC real estate development project.

- Continue to strategically evaluate our Real Estate portfolio for opportunities to boost liquidity and reduce interest expense.

- Continue to execute operational, marketing, leasing and capital investment strategies to engage with our communities and increase the value of our real estate assets, including NYC live theatres.

newmarket VILLAGE

98 YORK STREET

THE BELMONT COMMON

LIBERTY THEATRES

44 UNION SQUARE

Reading Viaduct

CINEMA 1·2·3 BY ANGELIKA

RDI GLOBAL REAL ESTATE REVENUE YTD SEPTEMBER 2020 – 2024 PANDEMIC SALE OF AUBURN/REDYARD (AU), ROYAL GEORGE AND INVERCARGILL (NZ) SALE OF MAITLAND (AU) PANDEMIC RECOVERY SALE OF CULVER CITY BUILDING PANDEMIC $9,928 $9,948 $12,265 $15,339 $14,844 YTD SEP 2020 YTD SEP 2021 YTD SEP 2022 YTD SEP 2023 YTD SEP 2024 YTD SEPTEMBER 2020 – 2024 Source: Company SEC 10Q Filings. Segment Revenue.

RDI GLOBAL REAL ESTATE OPERATING INCOME (LOSS) YTD SEPTEMBER 2020 – 2024 SALE OF MANUKAU, COACHELLA, AUBURN/REDYARD, ROYAL GEORGE, INVERCARGILL SALE OF MAITLAND (AU) PANDEMIC RECOVERY SALE OF CULVER CITY BUILDING PANDEMIC -$1,464 -$3,907 -$122 $3,212 $3,231 YTD SEP 2020 YTD SEP 2021 YTD SEP 2022 YTD SEP 2023 YTD SEP 2024 (IN USD, IN THOUSANDS) *Segment Operating Income (in USD)

US, AU & NZ REAL ESTATE DIVISIONS Q3 2024 OPERATIONAL RECORDS SEGMENT REVENUE SECOND HIGHEST THIRD QUARTER EVER FOR US PROPERTY SECOND HIGHEST THIRD QUARTER SINCE Q3 2019 FOR AU PROPERTY SECOND HIGHEST THIRD QUARTER SINCE Q3 2019 FOR WORLD-WIDE PROPERTIES SEGMENT OPERATING INCOME SECOND HIGHEST THIRD QUARTER EVER AND THIRD HIGHEST QUARTER EVER FOR AU PROPERTY SECOND HIGHEST QUARTER SINCE Q3 2019 FOR US PROPERTY SECOND HIGHEST QUARTER SINCE Q4 2019 FOR NZ PROPERTY HIGHEST QUARTER SINCE Q4 2019 FOR WORLD-WIDE PROPERTIES

AU/NZ REAL ESTATE PORTFOLIO MULTI-TENANTED PROPERTIES 297,506 SF (27,639m2) 76 THIRD-PARTY TENANTS 256,219 SF(23,803m2) LAND PARCELS IMPROVED WITH READING CINEMAS 126,282 SF(11,732m2) ASSET GROUPS HELD FOR SALE NZ: Wellington & Rotorua AU: Townsville

AU/NZ REAL ESTATE 2024 HIGHLIGHTS 96% THIRD-PARTY TENANT OCCUPANCY RATE Q3 2023 (97%) 76 THIRD PARTY TENANTS 4 VACANCIES 11.700 SF (1.087m2)

AU PROPERTY PORTFOLIO +2% Q3 2024 AU Third Party Tenant Sales combined increased by 2% vs. Q3 2023

AU PORTFOLIO IMPROVING PERCENTAGE RENT A$292K YTD 11/5/2024 Third Party Tenants Invoiced

KEY AU TENANTS UPGRADE THEIR PREMISES IN 2024 ANYTIME FITNESS KINGPIN Property KEY AU Tenant Newmarket Village Anytime Fitness Newmarket Village ALH Newmarket Hotel Cannon Park King Pin Belmont Jugnu JUGNU RESTAURANT ALH HOTEL

AS OF Q3 2024, AU REAL ESTATE PORTFOLIO* NEW LEASES (47,790 SF) / (4,440 m2 ) Existing tenants with lease expiries signed new leases LEASE RENEWALS (25,440 SF) / (2364 m2 ) 9 lease renewals or other leases completed * The AU/NZ Property team continues to complete all leasing negotiations and documentation for existing tenants, including new leases, renewals, variations, and extensions, minimizing expenses on external agent commissions.

newmarket VILLAGES WELL-CURATED DEVELOPMENT ANCHORED BY READING CINEMA IN BRISBANE CITY (QLD) THIRD PARTY TENANTS 48 ANCHOR TENANTS Coles Supermarket Reading Cinemas Newmarket Hotel by ALH (recently completed major refurbishments works) Anytime Fitness (recently expanded) NET RENTABLE SQUARE FEET 166,001 SF (15,442m2) OCCUPANCY YTD 99%* WEIGHTED AVERAGE LEASE TERM 4.3 years** NEW LEASES YTD 9 New or Renewed Leases 30,348 SF (2,820m2) VACANCIES YTD 1% NEWMARKET VILLAGE ANCHORS AU REAL ESTATE PORTFOLIO * Excludes Reading Cinemas. ** Reading Cinemas lease excluded from Weighted Average Lease Term newmarket VILLAGES FOOD & BEVERAGE 22% OFFICE 12% OTHER RETAIL 7% OTHER LEISURE 6% MEDICAL RELATED 4% 1% VACANT READING CINEMAS 25% GROCERY & DRUG STORE 23% TENANT MIX

CANNON PARK MIXED-USE READING CINEMA ANCHORED CENTER IN TOWNSVILLE (QLD) THIRD PARTY TENANTS 16 ANCHOR TENANTS Reading Cinemas Kingpin QLD Gov’t Dept of Transport NET RENTABLE SQUARE FEET 126,368 SF (11,740m2) OCCUPANCY YTD 94%* WEIGHTED AVERAGE LEASE TERM 5.1 years** NEW LEASES YTD 2 New or Renewed Leases 38,351 SF (3,563m2) VACANCIES YTD 6% CANNON PARK IS AN ASSET GROUP CURRENTLY HELD FOR SALE WITH READING CINEMA LEASEBACK * Excludes Reading Cinemas. ** Reading Cinemas lease excluded from Weighted Average Lease Term

CANNON PARK FOOD & BEVERAGE 20% READING CINEMAS 17% SERVCIE 8% VACANT 5% GOV’T TENANT 3% LEISURE 46% TENANT MIX

THE BELMONT COMMON READING CINEMA ANCHORED CENTER IN PERTH (WESTERN AUSTRALIA) THIRD PARTY TENANTS 6 ANCHOR TENANTS Reading Cinemas Dome Cafe NET RENTABLE SQUARE FEET 60,118 SF (5,585 m2) OCCUPANCY YTD 100%* WEIGHTED AVERAGE LEASE TERM 2.0 years** NEW LEASES YTD 1 VACANCIES YTD 0% * Excludes Reading Cinemas. ** Reading Cinemas lease excluded from Weighted Average Lease Term

THE BELMONT COMMON TENANT MIX 0% VACANCIES FOOD & BEVERAGE 24% 1% OTHER RETAIL READING CINEMAS 75%

RETAIL GROUND LEASE REGIONAL MELBOURNE AREA Multi-year ground lease situated in Waurn Ponds, a residential suburb of Victoria. In addition to the 8 screen Reading Cinema with TITAN LUXE, as of today, the property is fully leased to an F&B tenant, an entertainment tenant and one telco tenant. 8000 SF OFFICE BUILDING SOUTH MELBOURNE, VIC Building is located on York Street in South Melbourne, the trendy suburb surrounding the famed South Melbourne Market and home to well-known cafes and restaurants. One floor currently serves as the headquarters of our Australian operations and the other floor is fully leased to medical/wellness user.

US REAL ESTATE PORTFOLIO Up to 70,077 SF* of net leasable area (inclusive of potential BOMA adjustments) comprised of retail & office – 44 Union Square 75% interest in a 21,000 SF NYC cinema building (with development potential of 80,000 SF, plus additional 16,000 SF of air rights) – Cinemas 123 9,000 SF Off Broadway style theater in NYC with one stage – Minetta Lane Theatre 5,000 SF Off Broadway style theater in NYC with one stage – Orpheum Theatre Approximately 3,200 foot long and at 70-to-100 foot-wide elevated rail track in Philadelphia, PA - the Reading Viaduct. Underlying land owned in fee, except for transecting roadways. 24 Taxable Parcels in Philadelphia, PA surrounding or adjacent to the Viaduct 24 acre industrial site in Williamsport, PA, with direct rail connection to SEDA-COG regional rail network, which is held for sale. Other assets in Pennsylvania, Delaware and New Jersey used in Reading’s historic rail operations. *BOMA measurement

NEW YORK CITY OFF-BROADWAY THEATRES COMPANY OWNS Land & Buildings Minetta lane theatre (approx. 9,000 SF) One stage (399 seats) in the heart of New York City’s West Village Audible Theater, a subsidiary of Amazon, has licensed Minetta through April 2026, with one year option. Since its founding in 2018, Audible Theater has hosted and produced a wide variety of live performances, including dramatic plays, comedic shows, original musical performances and more. ORPHEUM THEATRE (approx. 5,000 SF) One stage (347 seats) in the heart of New York City’s East Village Based on the Orpheum’s successful track record (home of STOMP for almost 30 years) and its marquee value, we now explore a range of new Off-Broadway shows/license arrangements with various producers/entities. Big Gay Jamboree is now playing. Negotiating new show for February 2025

44 UNION SQUARE Petco opened flagship store in mid-2023 “The store blends elements on New York City parks, architecture, and pet shoppers to dazzle shoppers”* “The entire store is nothing if not theatrical, as if a set designer took the subway down from Broadway to create the stage for Petco: The Musical….Even before the pandemic boosted online shopping, the term “retail apocalypse” became common, with PYMNTS asking in a 2019 headline, “Is This the End Times for Brick-and-Mortar Retail?” But retailers like Petco are betting big on stores, unveiling aesthetic marvels that reflect their communities and their purpose, which for Petco is celebrating our connection with pets.* Leasing on remaining 43,000 SF is underway. Company focus includes alternative/non-office tenants. Key leasing metrics for Midtown South Manhattan Office submarket indicates improvements compared five-year monthly average** *How Petco elevated the pet-human bond in its NYC flagship, Retail Brew, By Andrew Adam Newman, February 20, 2024 **CBRE Midtown South-Manhattan Office Report November 2024

NEW YORK CITY - CINEMAS 123 COMPANY OWNS Land & Buildings 7,900 SF gross land area With inclusionary rights, we can build up to a maximum of approx. 96,000 RSF above grade. Currently operated as the Cinemas 123, boutique cinema on Upper East Side of NYC.  Historically, asset treated as held for long-term development. The Company is working on a mutually agreeable transaction to acquire minority partner’s interest in the Cinemas 123, along with the acquisition of the Village East ground lessee interest.

READING VIADUCT & ANCILLARY PROPERTIES PHILADELPHIA, PENNSYLVANIA Over 350,000 SF of land and bridgeworks in the City of Philadelphia. In light of NYC's High Line and London's Camden Highline, potential development benefits are clear. Reading Viaduct, though shorter than NYC’s High Line, is substantially wider. Its Southern terminus connects to Center City, a jump shot from the proposed new home of the 76ers, and its northern end runs through Spring Garden – home to many new residential units. The City of Philadelphia awarded approx. $160 million U.S. DOT grant for Chinatown Stitch Project, which will cap over portion of Vine Street Expressway at the gateway of the Reading Viaduct. This uninterrupted corridor connecting Spring Garden to Center City Philadelphia has significant potential value to the City, its residents and the Company. These unmortgaged properties have been a part of our Company for over 100 years. The property is carried for nominal value on our balance sheet, which is significantly under expected sale value. City of Philadelphia and Center City District have indicated a desire to purchase. THE STITCH

NEWBERRY YARD - HISTORIC RAIL ASSET WILLIAMSPORT, PENNSYLVANIA COMPANY OWNS LAND & BUILDING – ASSET HELD FOR SALE 24-acre industrial site, which includes 30,000 SF rail car building and multiple internal rail lines. Company executed arrangements to clear title issues and to ensure ongoing access to rail in Q4 2024. Asset provides a user with direct connection to the regional rail system operated by SEDA-COG. Following completion of title issues, the Company has begun to receive unsolicited purchase inquiries from various groups seeking railyard property. The property is carried for nominal value on our balance sheet, which is well under its appraised value.

OUR GLOBAL CINEMA BUSINESS IS RESILIENT AND REBOUNDING FROM THE UNPRECEDENTED COVID-19 PANDEMIC AND 2023 HOLLYWOOD STRIKE SHUTDOWNS

57 MOVIE THEATERS (457 SCREENS) ACROSS AUSTRALIA, NEW ZEALAND & UNITED STATES AUSTRALIA 29 locations / 210 screens 4th largest exhibitor* As of today, one new cinema in the pipeline Operations began in 1996 – over 28 years of operating experience NEW ZELAND 9 locations / 54 screens 3rd largest exhibitor* Operations began in 2002 – two decades of operating experience UNITD STATES 19 locations / 193 screens 15th largest exhibitor* Operations in 7 states (including D.C.) Leading specialty exhibitor with Angelika brand and market leader in Hawaii trading under Consolidated Theatres * Location, screen count and Box Office Data are as of 9/30/24 and exclude joint ventures.

CREATIVE & EVOLVING THE CURRENT STATE OF MOVIE THEATERS Excerpts from Statement by Michael O'Leary President & CEO of National Assoc. of Theater Owners (U.S. Trade Assoc.) August 13, 2024 “...While predictions are always that the sky is falling for theatrical, the truth is that our industry continues to demonstrate adaptability and resilience — amidst wholesale reinvention and change in the entertainment industry — that should give both movie fans and investors optimism for the future.” First, we entered 2024 knowing that the 2023 labor impasse would be a temporary setback, and we responded by finding new ways to bring consumers through the doors during a difficult time. The impact of the strike was real, but it was also simply the latest hurdle for our industry to overcome. Our industry has not had a “normal” marketplace for a meaningful period in nearly five years. But the success we are seeing this summer–setting box office records for the biggest animated film of all time (Inside Out 2) and the biggest domestic R-rated movie of all time (Deadpool & Wolverine) — is a strong signal that audience loyalty endures when theatres deliver a viewing experience that can’t be found anywhere else. The release of fewer new movies was a temporary setback, not a new reality. Second, we saw continued evidence this year that studios of all sizes are committed to the theatrical experience. Why? Because they understand that the return on investment for a single movie—both culturally and economically—cannot be realized without a robust theatrical release. This is truer than ever in our fractured media environment.

CREATIVE & EVOLVING THE CURRENT STATE OF MOVIE THEATERS (CONT’D) Excerpts from Statement by Michael O'Leary President & CEO of National Assoc. of Theater Owners (U.S. Trade Assoc.) August 13, 2024 Third, young audiences - one of the most desired demographics with the most competing demands on their entertainment time - continue to enthusiastically seek out the big screen. 18-24 year olds made up 31% of Deadpool & Wolverine‘s record-setting $211 million debut, which made them the largest age group to embrace the superhero flick. For Inside Out 2, 51% of the audience was between 18-34, and the largest age group was 13-17 years old with 31%. Last year, young audiences embraced the Barbenheimer phenomenon: 18-24 year olds were the biggest part of Barbie‘s opening weekend with a 27% share, while 18-24 year olds also led all demos with 33% of Oppenheimer‘s debut. The suggestion that young people are not going to the theatre is incorrect. Like audiences of all ages, young people respond when there is something compelling to see. Through dynamic social media campaigns, movie theatres have been able to build a relationship with their customers - particularly young customers - online that creates loyalty and enthusiasm. These campaigns produce a cultural impact that no other out-of-home entertainment option can come close to matching..." "...As an industry, theatrical has demonstrated a resilience and consistency that make us well equipped to continue to evolve and thrive as the entire entertainment industry continues to grapple with change and reinvention."

DESPITE MATERIALLY NEGATIVE IMPACTS FROM THE 2023 HOLLYWOOD STRIKES, 2024 BLOCKBUSTERS OVERPERFORM & SET BOX OFFICE RECORDS $1.7 BILLION GLOEALLY Highest grossing animated movie of all time $1.3 BILLION GLOBALLY Highest grossing R-rated movie of all time $969 MILLION GLORALLY 3rd highest grossing film of 2024 $350 MILLION GLORALLY Highest grossing romantic drama since 2018‘sAStar is Born and has outgrossed Anyone but You and Crazy Rich Asians. $451 MILLION GLORALLY 2nd highest September opening and largest PG-13 opening in September of all time. MORE THAN $126 MILLION GLOEALLY Now the highest grossing independent film of 2024 and was the breakout horror hit of the summer in North America.

OUR AUDIENCES SOARED FROM OZ TO THE COLOSSEUM SINGING ‘CAN I GET A CHEE HOO’ AUSTRALIA Highest Box Office achieved for any November month ever - Nov 2024 Highest single Box Office day ever - Saturday, Nov 30 2024 Highest single-day F&B revenue ever - Saturday, Nov 30 2024 2nd highest weekend F&B revenue ever – (Fri-Sun) - Nov 29 - Dec 1 2024 NEW ZELAND 2nd highest Box Office for any November since the seismic-related closure of Courtenay Central – Nov 2024 UNITD STATES Highest Box Office for any Five-Day Thanksgiving Period ever (Wed-Sun) - Nov 27 - Dec 1 2024 Highest Box Office achieved for any November month since Pandemic – Nov 2024 Highest F&B SPP for any November month ever – Nov 2024* Highest F&B Revenues for any November month ever – Nov 2024* *Same Store Basis. Note that 7 cinemas (48 screens) in U.S. circuit have closed since January 1, 2019.

CINEMA PORTFOLIO COMPETITIVE ADVANTAGE INTERNATIONAL PORTFOLIO AU and NZ ARE stable economies with strong local FILM PRODUCTION, ENHANCING programming led BY HOLLYWOOD MOVIES • 48% of our Total Theater Revenues generated in AU and NZ* SPECIALTY AND COMMERCIAL PROGRAMMING INTERNAL box office diversification, customer profile generates higher spends per patron • Inspired by our Angelika Film Center brand, just under 20% of our cinemas reflect a strong arthouse programming *Notes: Revenue data as of TTM September 2024.

CONTINUING BOX OFFICE TREND AU/NZ FILM PRODUCTION WILL CONTINUE TO SUPPORT 2025 AU/NZ BOX OFFICE AUSTRALIA magic beach OPENS JAN. 16 AUSTRALIA THE CORRESPONDENT OPENS APR. 17 AUSTRALIA KANGAROO OPENING TBD NEW ZELAND TINā OPEns feb. 27

ANGELIKA IN NYC 2024 SPECIALTY FILMS THAT DELIVERED ANORA Opening Weekend Gross Box Office of $155,340 is the 3rd highest opening weekend gross in last 20 years. Highest grossing opening weekly engagement in North America. KINDS OF KINDNESS Opening Week Gross of $113,529 - 2nd highest of 2024 and 2nd Highest grossing opening week engagement in North America. A REAL PAIN Opening Week Gross of $90,984, 3rd highest of 2024 and 2nd Highest grossing opening week engagement in North America. PERFECT DAYS Cumulative Engagement of $333,630 highest in North America. 2nd highest cumulative grossing film of 2024.

GLOBAL BOX OFFICE REBOUNDS FROM PANDEMIC, DESPITE TEMPORARY NINE MONTH SETBACK (SEP. 2023 - MAY 2024) CREATED BY HOLLYWOOD STRIKES SECOND HALF OF 2024 DELIVERS COMPELLING CONTENT DRIVING CINEMA ADMISSIONS (IN U.S. DOLLARS. PERIOD FIRST NINE MONTHS EACH YEAR (JAN - SEP)) PANDEMIC Global impacts through 2021 PANDEMIC RECOVERY YID SEP 2020 YID SEP 2021 $5.6 YID SEP 2022 PANDEMIC RECOVERY & HOLLYWOOD STRIKES First Half 2023 Pandemic Recovery Second Half 2023 Strikes cause work stoppages and delayed movie releases HOLLYWOOD SIRIKES & BOX OFFICE REBOUND First Half 2024 Movie release dates delayed due to Strikes Second Half 2024 Box Office begins to rebound $7.1 $6.2 YID SEP 2023 YID SEP 2024 (USD IN BILLIONS)

US CINEMA INDUSTRY GROSS BOX OFFICE REBOUNDING FROM PANDEMIC & 2023 HOLLYWOOD STRIKES (IN U.S. DOLLARS. PERIOD FIRST NINE MONTHS EACH YEAR (JAN - SEP)) PARMC PANDEMIC PANDEMC RECOVERY PANDEMIC RECOVERY & HOLLYWOOD STRIKES HOLLYWOOD SIRIKES & BOX OFFICE REBOUND $6,228.0 $4,991.7 YID SEP 2023 YID SEP 2024 YID SEP 2022 (USD IN MILLIONS)

AU CINEMA INDUSTRY GROSS BOX OFFICE REBOUNDING FROM PANDEMIC & 2023 HOLLYWOOD STRIKES (IN AU DOLLARS. PERIOD FIRST NINE MONTHS EACH YEAR (JAN - SEP)) YID SEP 2020 YID SEP 2021 YID SEP 2022 PANDEMIC RECOVERY & HOLLYWOOD STRIKES HOLLYWOOD STRIKES & BOX OFFICE REBOUND $315.1 $ 403.4 $ 746.4 $789.7 $715.3 YID SEP 2024 YID SEP 2023 (AUD IN MILLIONS)

NZ CINEMA INDUSTRY GROSS BOX OFFICE REBOUNDING FROM PANDEMIC & 2023 HOLLYWOOD STRIKES (IN NEW ZEALAND DOLLARS. PERIOD FIRST NINE MONTHS EACH YEAR (JAN - SEP)) PANDEMC PANDEMIC PANDEMC RECOVERY PANDEMIC RECOVERY & HOLLYWOOD STRIKES $141.8 HOLLYWOOD SIRIKES & BOX OFFICE REBOUND $56.7 $75.8 $117.5 $141.8 $117.5 YID SEP 2020 YID SEP 2021 YID SEP 2022 YID SEP 2024 YID SEP 2023 (NZD IN MILLIONS)

2024 BLOCKBUSTER LINE-UP DISNEY 6 MOVIES MARVEL 4 MOVIES DC 1 MOVIES BLOCKBUSTER FRANCHISES 25+ MOVIES FAMLY FAVORITES 12+ MOVIES 2025 BLOCKBUSTER LINE-UP DISNEY 13 MOVIES MARVEL 3 MOVIES DC 1 MOVIES BLOCKBUSTER FRANCHISES 35 MOVIES FAMILY FAVORITES 15 MOVIES

THE 2025, 2026 & 2027 MOVIE RELEASE SCHEDULE IS ENCOURAGING PwC’s ANNUAL GLOBAL ENTERTAINMENT & MEDIA OUTLOOK JULY 15, 2024 “GLOBAL BOX OFFICE AND GLOBAL TOTAL CINEMA REVENUE WILL SURPASS PRE-COVID 19 PANDEMIC LEVELS IN 2026…” PwC SEES "THE 2019 [GLOBAL] BOX OFFICE REVENUE OF $38.55 BILLION NEARLY REACHED IN 2025 WITH $37.68 BILLION BEFORE HITTING $40.23 BILLION IN 2026.” JURASSIC WORLD

MAJOR STUDIO MOVIE RELEASE SCHEDULE JANUARY THROUGH JUNE (2025-2027) JANUARY 2025 Paddington in Peru (Jan 17) Wolf Man (Jan 17) 2026 SoulM8te (Jan 2) Untitled Disney (Jan 16) 2027 Untitled Blumhouse Event Film (Jan 15) FEBRUARY 2025 Captain America: Brave New World Marvel (Feb 14) 2026 Untitled Disney (Feb 13) Reminders of Him (Feb 13) 2027 Untitled WB Event Film (Feb 12) MARCH 2025 Disney’s Snow White (Mar 21) 2026 Dr. Seuss’ The Cat in the Hat (Imax) (Mar 6) Untitled Exorcist Film directed by Mike Flanagan (Mar 13) Project Hail Mary stars Ryan Gosling (Mar 20) Untitled Disney (Mar 27) 2027 Untitled Disney (Mar 5) Untitled DC Event Film (Mar 5) Untitled Illumination Event (Mar 19) Untitled WB/Legendary/Monsterverse (Mar26) APRIL 2025 Mickey 17 directed by Bong Joon-ho (April 18) 2026 Untitled new animated film based on The World of Super Mario Bros (Apr 3) Untitled Disney (Apr 17) 2027 Untitled Disney (Apr 2) MAY 2025 Marvel Studios -Thunderbolts (May 2) Mission Impossible 8 (May 23) 2026 Avengers: Doomsday (May 1) Untitled Event Film directed by Steven Spielberg (May 15) The Mandalorian & Grogu directed by Jon Favreau (May 22) Untitled DC Event Film (May 29) 2027 Avengers: Secret Wars (May 7) JUNE 2025 Pixar’s Elio (June 13) Untitled How to Train Your Dragon (June 13) M3gan 2.0 (June 27) F1 directed by Joseph Kosinki, stars Brad Pitt (June 27) 2026 Toy Story 5 (June 19) Supergirl: Woman of Tomorrow (June 26) 2027 Minions 3 (June 30)

MAJOR STUDIO MOVIE RELEASE SCHEDULE JULY THROUGH DECEMBER (2025-2027) JULY  2025 Jurassic World Rebirth directed by Gareth Edwards (July 2) DC Studios’ Superman (July 11) The Smurfs Movie (July 18) The Fantastic Four: First Steps (July 25) 2026 Shrek 5 (July 1) Moana (July 10) Paw Patrol 3 (July 31) 2027 Untitled Marvel Studios Film (July 23) AUGUST 2025 The Bad Guys 2 (Aug 1) Freakier Friday (Aug 8) Untitled Paul Thomas Anderson Movie (Aug 8) Animal Friends, stars Ryan Reynolds & Jason Momoa (Aug 15) 2026 Untitled Disney (Aug 7) Untitled WB/NL Event (Aug 7) 2027 Untitled Disney (Aug 6) Untitled Universal Event (Aug 6) Untitled WB Event (Aug 6) Untitled Blumhouse (Aug 13) SEPTEMBER  2025 Untitled Disney (Sept 12) Downton Abbey 3 (Sept 12) 2026 Untitled Disney (Sept 11) Untitled WB Event Film (Sept 11) Untitled Universal Animated Event Film (Sept 25) 2027 Untitled NL Horror (Sept 10) Untitled Disney (Sept 17) Untitled Universal Event (Sept 24) OCTOBER  2025 Michael (October 3) Tron: Ares (Oct 10) 2026 The Batman: Part II (Imax) (Oct 2) TMNT 2 (Oct 9) Untitled Fourth Film directed by Jordan Peele (Oct 23) 2027 Untitled DC Event (Oct 1) Untitled Disney (Oct 8) NOVEMBER 2025  Wicked: Part Two (Nov 21) 2026 Untitled Marvel (Nov 6) Untitled Universal Event Film (Nov 13) Hunger Games: Sunrise on the Reaping (Nov 20) 2027 Untitled Marvel (Nov 5) Margie Claus (Nov 5) Frozen 3 (Nov 24) DECEMBER 2025 Five Nights at Freddy’s 2 (Dec 5) Avatar: Fire and Ash (Dec 16) 2026 Ice Age 6 (Dec 18) Untitled WB/Legendary directed by Denis Villeneuve (Dec 18) 2027 Untitled Star Wars (Dec 17) Untitled WB Family Sequel (Dec. 17) Untitled WB/NL Event (Dec 22)

DISNEY IS MAKING A COMEBACK** 2020-2023 For decades, Disney dominated the global box office, but over the last few years it delivered disappointing box office results, which impacted the global movie theater industry. 2023 box office misfires include: The Marvels, Ant Man and the Wasp: Quantumania, Wish, Haunted Mansion and Indiana Jones and the Dial of Destiny. And, in 2022, Disney misfired with Strange World and Lightyear. Disney released 10 movies in 2020, 12 movies in 2021, 14 movies in 2022 and 15 in 2023. 2024 In 2024, Disney regained its position as the global box office market leader: At $1.70 billion, Inside Out 2 became the highest grossing movie of 2024 and Deadpool and Wolverine, at $1.34 billion became the second highest grossing movie of 2024. Additionally, Kingdom of the Planet of the Apes and Alien: Romulus, also had strong 2024 runs. Since January 1, 2024, and through December 31, 2024, Disney will have released a total of 31 films through Disney, Pixar, Marvel, Disney Animation, Searchlight and Twentieth Century Fox. 2025-2027 As of today, Disney has announced several movies opening from 2025-2027. And the industry expects that the ultimate number of pictures to be released in each of those years will increase through acquired titles and future announcements. Today, Disney is scheduled to release 13 movies in 2025, 14 movies in 2026 and 13 movies in 2027. **Effective as of 2019, Disney distributes movies from Fox, Searchlight, Marvel Studios, Pixar, Disney and Disney Animation. The above movie release numbers include movies released on both a wide and limited basis. The 2025-2027 release schedule is subject to change and will likely be substantially added to over the next three years as additional movies are acquired or developed.  Disney CEO Reportedly “Exhausted & Overwhelmed” After Multiple Box Office Flops, By Boluwatife Adeyemi & Colin McCormick, July 26, 2024

SHORT TERM FUTURE PRIORITIES FOR RDI'S GLOBAL CINEMA BUSINESS

CONTENT AND AUDIENCE EXPANSION & EXPERIMENTATION

- Repertory Movies & Events
- Alternative Content, such as Concerts, Comedies, Sports Events, Specialized Films and Documentaries
- International Content
  - Anime
  - South Asian Films
- Local Australian productions
- Rewards and subscription plans

FOOD & BEVERAGE EXPANSION

Continue to expand F&B menus, including movie themed menus and merchandise to create movie experiences.

ANCILLARY REVENUE ENHANCEMENT

Improve guest experience through improved online Ticketing and F&B menus offers.

USE DATA & TECHNOLOGY TO DRIVE ATTENDANCE

With the help of technology, use consumer data to drive audiences to targeted movies and improve forecasting.

PREMIUM SCREEN & AMENITY FOCUS

Invest in cinema environments to ensure enhanced comfort through recliner seating and best-in-class sight and sound presentations.


BASED ON THE BELOVED BEST-SELLING BOOK
RUNT
NOW SHOWING
EVERY UNDERDOG HAS ITS DAY


SUSPENSE! EXCITEMENT! TWISTS!
A CELEBRATION OF ALFRED HITCHCOCK FILMS
HITCHCOCK-TOBER
FROM SATURDAY OCT 5
UNTIL THURSDAY OCT 31
FEATURING
REAR WINDOW (M)
REBECCA (PG)
TO CATCH A THIEF (G)
THE MAN WHO KNEW TOO MUCH (PG)
PSYCHO (M)
STATE CINEMA






SOLO LEVELING

CONTINUE TO DELIGHT OUR GUESTS WITH CREATIVE PROGRAMS & EXPERIENCES To supplement the release schedule and improve overall seat occupancy percentages, our global programming teams will continue to create exclusive content programs or series to keep our audiences engaged with our brands.

EXPANDING US CINEMA AUDIENCES WITH NEW & IMPROVED LOYALTY PROGRAMS 1.1 MILLION Today, existing US marketable customers 150,000 Existing Angelika Free to Join Members (since May 2022 for 8 theaters) 182,000 Existing Consolidated Theatres Free to Join Extra Members IN EARLY 2025, WE’LL LAUNCH: A Free to Join Reading Cinemas Rewards program New and improved Consolidated Theatres Free to Join Rewards program Paid Premium Membership program for Angelika, Reading and Consolidated 25% of Angelika and Consolidated total attendance comes from existing members

EXPANDING AU/NZ AUDIENCES THROUGH NEW & IMPROVED LOYALTY PROGRAMS 180,000 Australia Newly launched Free to Join Reading Rewards Members (transitioned from legacy Reading Reel Club) 15,000 Australia Existing Free to Join Angelika Rewards Members (South City Square & State Cinema) 50,000 New Zealand Newly launched Free to Join Reading Rewards Members (transitioned from legacy Reading Reel Club) LAUNCHED IN Q4 2024: Paid Reading Membership Tier (A$20 per annum) offering ticket and F&B discounts/specials and double points Paid Angelika Membership Tier (A$20 per annum) offering ticket and F&B discounts/specials and double points 2025 plans include: Higher membership tiers for elite members offering even more discounts.

F&B SPEND PER PERSON – GLOBAL GROWTH (US, AU & NZ) $9 $8 $7 $6 $5 $4.99 $5.52 $5.84 $7.48 $7.60 $7.80 $8.05 $4 $4.62 $4.91 $5.67 $6.73 $7.33 $7.51 $7.76 $3 $4.12 $4.51 $4.90 $5.56 $6.24 $6.64 $6.63 2018 2019 2020 2021 2022 2023 2024 YTD Sep (ALL IN FUNCTIONAL CURRENCY)

STRONG F&B METRICS SUPPORTED BY MOVIE-THEMED MENUS (US,AU&NZ) Our teams forecast highest grossing movies and eventize our guests’ experience by creating inventive and delicious movie menus, including cocktails, mocktails, specialty popcorn and hot food items. In 2024, special movie menus were created for Inside Out 2, Deadpool and Wolverine, Dune: Part 2, Gladiator II, Godzilla x Kong: The New Empire and Beetlejuice Beetlejuice.

GROWING DEMAND FOR MOVIE MERCHANDISE Movie Branded Merchandise (tubs, cups, collectibles) are a growing trend across our global business and industrywide. Effective social and digital marketing has driven 2024 merchandise sales to increase across all three countries.

US, AU & NZ CINEMA DIVISIONS Q3 2024 OPERATIONAL RECORDS F&B PER CAPITA* HIGHEST QUARTER EVER FOR AU CINEMA HIGHEST THIRD QUARTER EVER FOR NZ CINEMA HIGHEST QUARTER EVER FOR US CINEMA (EXCL. PERIODS WITH PANDEMIC RESTRICTED PERIODS) TOTAL REVENUE* HIGHEST THIRD QUARTER EVER FOR AU CINEMA DIVISION WITH FOOD & BEVERAGE AND SCREEN ADVERTISING REVENUES BOTH BEING THE HIGHEST THIRD QUARTER EVER PREMIUM LARGE FORMAT (TITAN & IMAX) BOX OFFICE REVENUE HIGHEST THIRD QUARTER EVER FOR US CINEMA DIVISON AT $2.3 MILLION, A 40% INCREASE OVER Q3 2023 REPERTORY & ALTERNATIVE CONTENT HIGHEST THIRD QUARTER EVER FOR US CINEMA DIVISON AT $660K, A 20% INCREASE VS. Q3 2023 *Note: All in functional currency

US CINEMA OPERATIONAL PERFORMANCE VS. INDUSTRY

Our Q3 2024 US cinema circuit performance vs. publicly reported competitors indicates that these US circuit metrics are generally favorable or in line with industry:

- Total Cinemas Revenue per screen of $144,000
- Box Office per U.S. screen of $80,000
- F&B SPP of $8.24

U.S. CINEMA OPERATIONAL RECOGNITION IN 2024!

FAVORITE SAN DIEGO UNION TRIBUNE READERS POLL 2024

ANGELIKA FILM CENTER & CAFÉ
CARMEL MOUNTAIN PLAZA
SAN DIEGO, CA

BEST MOVIE THEATER SNACKS BY THE DALLAS OBSERVER BEST OF DALLAS 2024

ANGELIKA FILM CENTER & CAFÉ
MOCKINGBIRD STATION
DALLAS, TX

BEST MOVIE THEATER BY DALLAS MORNING NEWS PEOPLE'S CHOICE

ANGELIKA FILM CENTER & CAFÉ
MOCKINGBIRD STATION
DALLAS, TX

KITV'S BEST OF HAWAII 2024 VIEWERS CHOICE FOR MOVIE THEATRE

1ST PLACE WINNER
OLINO BY CONSOLIDATED THEATRES

FINALIST
CONSOLIDATED THEATRES AT WARD VILLAGE

SHOWEAST BINGHAM RAY SPIRIT AWARD

HONOREE
ROBERT SMERLING

PRESIDENT, US CINEMAS
READING INTERNATIONAL, INC.

FOCUS ON ELEVATING THE GUEST EXPERIENCE SIGNIFICANT INVESTMENT MADE IN THE LAST DECADE IN NEW AND EXISTING CINEMA ASSETS LUXURY RECLINER SEATING 57% of US screens feature Luxury Recliner Seating 32% of AU/NZ screens feature Luxury Recliner Seating PREMIUM LARGE FORMAT (PLF) SCREENS 37% of US theaters feature at least one PLF auditorium (IMAX, TITAN LUXE or TITAN XC) 53% of AU/NZ theaters feature a PLF Auditorium (TITAN XC or TITAN LUXE) ELEVATED FOOD & BEVERAGE 84% of US cinemas offer enhanced F&B menus (including liquor) 100% of US cinemas offer liquor (beer, wine and/or spirits) 55% of AU/NZ cinemas offer enhanced F&B menus 81% of our global cinemas serve liquor *Note: Above statistics are as of September 30, 2024

AU/NZ CINEMAS RENOVATIONS CURRENTLY SCHEDULED FOR 2025 AUSTRALIA Reading Cinemas in Melton 1 TITAN LUXE with Dolby Atmos (with recliner conversion) 1 Premium auditorium (with recliner conversion) Foyer upgrade Candy bar renovation New kitchen ** Board also approved construction of one new state-of-the-art Reading Cinemas in Noosa (QLD) (tentatively scheduled to open in 2026) NEW ZEALAND Reading Cinemas at The Palms Foyer Candy bar renovation New kitchen Reading Cinemas in Rotorua Addition of recliner seating in select auditoriums

US CINEMA RENOVATIONS IN 2025 TWO THEATERS PLANNED FOR UPGRADES 1 8 AUDITORIUMS To BE CONVERTED TO LUXURY MECLINER SEATING TITAI1 LUXE CONVERSIONS KITCHEN UPGRADE

THANK YOU! SEE YOU AT THE MOVIES!

READING INTERNATIONAL FINANCIAL REVIEW GILBERT AVANES EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER & TREASURER

SUMMARY FINANCIAL DATA STATEMENT OF OPERATIONS YEAR END, DECEMBER 31 ($ in thousands, except per share data) 2023 2022 Revenues $ 222,744 $ 203,115 Operating Income (Loss) (12,031) (28,483) Interest Expense, net (19,418) (14,392) Gain (Loss) on Sale of Assets and Other Income (Expense) 398 6,763 Income Tax (Expense) Benefit (590) (819) Net Income (Loss) Attributable to Reading International, Inc. (30,673) (36,184) Earnings (Loss) Per Share (1.38) (1.64) EBITDA 7,757 (55) Adjusted EBITDA (1) 7,757 (55) Monetization of Assets 562 (54) ADJ EBITDA without Monetization of Assets $ 7,195 $ (1) Source: Form 10-K and Earnings Release for year ended December 31, 2023.

SUMMARY FINANCIAL DATA STATEMENT OF OPERATIONS NINE MONTHS ENDED SEPTEMBER 30 ($ in thousands, except per share data) 2024 2023 2022 Revenues $ 151,951 $ 177,425 $ 155,908 Operating Income (Loss) (12,127) (5,073) (20,080) Interest Expense, net (15,766) (14,063) (10,242) Gain (Loss) on Sale of Assets and Other Income (Expense) (1,916) 356 8,386 Income Tax (Expense) Benefit (321) (313) (1,492) Net Income (Loss) Attributable to Reading International, Inc. (29,485) (18,289) (22,967) Earnings (Loss) Per Share (1.32) (0.82) (1.04) EBITDA (1,256) 9,995 4,548 Adjusted EBITDA (1,256) 9,995 4,548 Monetization of Assets (1,324) - (59) ADJ EBITDA without Monetization of Assets $ 68 $ 9,995 $ 4,607 Source: Form 10-Q and Earnings Release for the nine months ended September 30, 2024, nine months ended September 30, 2023, and nine months ended September 30, 2022.

SUMMARY BALANCE SHEET ($ in thousands) 9/30/24 12/31/23 12/31/22 Cash and Cash Equivalents $ 10,083 $ 12,906 $ 29,947 Receivables 5,435 7,561 6,206 Other Current Assets 43,528 18,243 11,359 Total Current Assets 59,046 38,710 47,512 Operating Property, Net 225,065 262,417 286,952 Operating Lease Right-Of-Use Assets 170,549 181,542 200,417 Investment and Development Property, Net - 8,789 8,792 Investment in Unconsolidated Joint Ventures and Entities 4,294 4,756 4,756 Other Assets 36,732 36,837 38,626 Total Assets 495,686 533,051 587,055 Total Current Liabilities less Current Debt 86,912 92,013 83,638 Total Debt - Current and Long-Term Portion 214,033 208,847 213,664 Operating Lease Liabilities – Non-Current Portion 170,127 180,898 200,037 Other Long-Term Liabilities 20,008 18,297 26,437 Total Stockholders Equity 4,606 32,996 63,279 Total Liabilities & Stockholders Equity $ 495,686 $ 533,051 $ 587,055 Sources: Form 10-Q for the quarter and nine months ended September 30, 2024 and Form 10-K for the year ended December 31, 2023.

SUMMARY FINANCIAL DATA STATEMENT OF OPERATIONS YEAR END, DECEMBER 31 ($ in thousands, except per share data) 2023 2022 Revenues $ 222,744 $ 203,115 Operating Income (Loss) (12,031) (28,483) Interest Expense, net (19,418) (14,392) Gain (Loss) on Sale of Assets and Other Income (Expense) 398 6,763 Income Tax (Expense) Benefit (590) (819) Net Income (Loss) Attributable to Reading International, Inc. (30,673) (36,184) Earnings (Loss) Per Share (1.38) (1.64) EBITDA 7,757 (55) Adjusted EBITDA (1) 7,757 (55) Monetization of Assets 562 (54) ADJ EBITDA without Monetization of Assets $ 7,195 $ (1) Source: Form 10-K and Earnings Release for year ended December 31, 2023.

THROUGH 2024, ADJUSTED MOST DEBT FACILITIES Santander – Loan on Live Theatres (NYC) January 2024 - Maturity Date extended to June 1, 2024 August 2024 - Maturity Date further extended to June 1, 2025 Citizens Bank – Loan on Culver City, California Office Building February 2024 - Repaid $8.35 million upon sale of asset Bank of America/Bank of Hawaii – Loan on U.S. Cinemas March 2024 - Maturity Date extended to August 18, 2025, reduced certain principal repayments and removed liquidity requirement October 2024 - Deferred monthly principal payments due in October, November and December to the end of 2024 Emerald Creek Capital – Loan on 44 Union Square (NYC) April 2024 - Exercised first 1-year extension and extended Maturity Date to May 6, 2025. One remaining 1-year extension option. National Australia Bank – Loan on Australian Assets April 2024 - Maturity Date extended to July 31, 2026. Negotiated A$20 million Bridge Facility due March 31, 2025 (to be prepaid upon the sale of certain assets). June 2024 - Entered into an Interest Rate Collar hedging agreement with NAB for A$50 million of the Corporate Loan Facility where the cap rate is 4.78% and floor rate is 4.18%. Agreement Termination Date is July 31, 2026. Westpac – Loan on New Zealand Assets August 2024 - Increased credit line by NZ$5.0 million Valley National Bank – Loan on Cinemas 123 (NYC) October 2024 - Obtained two further six-month extensions, the first of which we exercised. Loan now carries an interest rate of 5.0% above monthly SOFR, with a floor of 7.50%. In connection with these extensions, we increased our cash deposit by $500,000 to $1,500,000.

OUR FOUNDER’S CORE VALUES & GUIDING PRINCIPLES CONTINUE TO INSPIRE OUR NAVIGATION OF RECENT HEADWINDS EMPATHETIC approach to our stakeholders ENTREPRENEURIAL approach to our business EDUCATED analysis underpins our strategies ENGAGING our guests is paramount to our success EXECUTION is a focus of our multi-year strategy EXTENDED VIEW means pursuing a long-term value strategy JAMES J. COTTER SR. OUR CONTROLLING STOCKHOLDER REMAINS Committed TO THE PRESERVATION OF LONG-TERM STOCKHOLDER VALUE

READING INTERNATIONAL

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